STOCK COMPENSATION EXPENSE (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
Net Income (loss)	$ (26,638)	$ (8,829)
Net income (loss) per share
Basic (in dollars per share)	$ (0.94)	$ (0.35)
Diluted (in dollars per share)	$ (0.94)	$ (0.35)
Number of shares used for computing (weighted average)
Basic (in shares)	28,312	25,415
Diluted (in shares)	28,312	25,415
Stock-based compensation (ASC 718)
Total	772	495
Net income (loss) before stock-based compensation	(25,866)	(8,334)
Net income (loss) before stock-based compensation per share
Basic (in dollars per share)	$ (0.91)	$ (0.33)
Diluted (in dollars per share)	$ (0.91)	$ (0.33)
Cost of Products and Services Sold [Member]
Stock-based compensation (ASC 718)
Total	10	5
Research and Development [Member]
Stock-based compensation (ASC 718)
Total	343	191
Selling, General and Administrative [Member]
Stock-based compensation (ASC 718)
Total	$ 419	$ 299